Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “Report”) pursuant to U.S.C. Section 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the Securities and Exchange Commission rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of Lantronix, Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing. The following certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Company hereby certifies, to such officer’s knowledge, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company as of, and for, the periods presented in such Report.

Date: May 2, 2024	/s/ Saleel Awsare
Saleel Awsare President and Chief Executive Officer (Principal Executive Officer)

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Company hereby certifies, to such officer’s knowledge, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company as of, and for, the periods presented in such Report.

Date: May 2, 2024	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer (Principal Financial and Accounting Officer)